- --------------------------------------------------------------------------------
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 1996
                                                      REGISTRATION NO. 333-10405
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                  PRE-EFFECTIVE
                                 AMENDMENT NO. 5
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           -------------------------

                           MIDAMERICAN ENERGY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

IOWA                             4924                          42-1425214
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)   IDENTIFICATION
                                                                         NUMBER)

                                666 GRAND AVENUE
                                  P.O. BOX 657
                            DES MOINES, IA 50303-0657
                                 (515) 242-4300
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                                PHILIP G. LINDNER
                GROUP VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           MIDAMERICAN ENERGY COMPANY
                                666 GRAND AVENUE
                                  P.O. BOX 657
                            DES MOINES, IA 50303-0657
                                 (515) 242-4300
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                           -------------------------

                                   Copies to:

                                  DAVID M. KIES
                                JOSEPH B. FRUMKIN
                               SULLIVAN & CROMWELL
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004

                           -------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OF THE BUSINESS COMBINATION TRANSACTION DESCRIBED HEREIN.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                           -------------------------

                         CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------

- ------------------------------------------------------
                                    PROPOSED
                                    MAXIMUM PROPOSED
                                    OFFERING MAXIMUM
TITLE OF EACH CLASS                 PRICE PER     AGGREGATE
OF SECURITIES TO BE   AMOUNT TO BE  SHARE OF      OFFERING      AMOUNT OF
REGISTERED            REGISTERED    COMMON STOCK  PRICE         REGISTRATION FEE

- --------------------------------------------------------------------------------


Common stock,                       Not
no par value          42,122,473    applicable    $594,759,971  $205,090(1)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(1) Previously paid.

                           -------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PRUSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       AMENDMENT TO REGISTRATION STATEMENT

         The Registrant hereby amends the Registration Statement to incorporate the exhibit or exhibits filed herewith and to add the following item or items to
Item 21. See "Incorporation of Certain Information by Reference" in the Proxy Statement contained in the Registration Statement.

Exhibit           Description

99(m)             August 26, 1996 IES Employee Calls Guideline
99(n)             August 23, 1996 IES Shareholders Letter
99(o)             August 25, 1996 Newspaper Advertisement
99(p)             August 26, 1996 Revised Solicitation Questions & Answers


                                   Signatures

         Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on the 26th day of August, 1996.

                                                  MIDAMERICAN ENERGY COMPANY

                                                  By /s/ S. J. BRIGHT

                                                  -----------------------------
                                                  S. J. Bright
                                                  President, Chief Executive
                                                  Officer and Director

         Pursuant to the requirements of the Securities Exchange Act of 1933, this report has been signed below by the following persons in the capacities indicated, on the date set forth above.

SIGNATURE                                            TITLE
- -----------------------------------     ------------------------------
  /s/  R. E. CHRISTIANSEN*              Chairman of the Board of Directors
- -----------------------------------     and Director
         R. E. Christiansen

  /s/  S. J. BRIGHT                     President, Chief Executive Officer
- -----------------------------------     and Director
         S. J. Bright

  /s/  P. G. LINDNER                    Group Vice President and Chief
- -----------------------------------     Financial Officer (Principal
         P. G. Lindner                  Accounting Officer)





  /s/  J. W. AALFS*                     Director
- -----------------------------------
         J. W. Aalfs

  /s/  R. A. BURNETT*                   Director
- -----------------------------------
         R. A. Burnett

  /s/ R. D. CHRISTENSEN*                Director
- -----------------------------------
         R. D. Christensen

  /s/  J. W. COLLOTON*                  Director
- -----------------------------------
         J. W. Colloton

  /s/  F. S. COTTRELL*                  Director
- -----------------------------------
         F. S. Cottrell

  /s/  J. W. EUGSTER*                   Director
- -----------------------------------
         J. W. Eugster

  /s/  M. FOSTER, JR.*                  Director
- -----------------------------------
         M. Foster, Jr.

  /s/  N. GENTRY*                       Director
- -----------------------------------
         N. Gentry

  /s/  J. M. HOAK, JR.*                 Director
- -----------------------------------
         J. M. Hoak, Jr.

  s/s  R. L. LAWSON*                    Director
- -----------------------------------
         R. L. Lawson

  /s/  R. L. PETERSON*                  Director
- -----------------------------------
         R. L. Peterson


  /s/  N. L. SEIFERT*                   Director
- -----------------------------------
         N. L. Seifert

  /s/  W. S. TINSMAN                    Director
- -----------------------------------
         W. S. Tinsman

  /s/  L. L. WOODRUFF*                  Director
- -----------------------------------
         L. L. Woodruff

         *By:  /s/  P. J. LEIGHTON
- -----------------------------------
         (P. J. Leighton
         as Attorney-in-fact of
         the persons indicated)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION OF DOCUMENT
- -------------     ----------------------------------------------------------------------------------------
99(m)             August 26, 1996 IES Employee Calls Guideline
99(n)             August 23, 1996 IES Shareholders Letter
99(o)             August 25, 1996 Newspaper Advertisement
99(p)             August 26, 1996 Revised Solicitation Questions & Answers


                                       -1-